EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

by and among

BLACK HILLS CORPORATION

and

THE PURCHASERS SET FORTH ON

SCHEDULE I HERETO

REGISTRATION RIGHTS AGREEMENT, dated as of February 22, 2007, among Black Hills Corporation, a company duly incorporated and existing under the laws of South Dakota (together with any successor entity, herein referred to as the “Company”), and the several purchasers (the “Purchasers”) under the Purchase Agreement (as defined below).

Pursuant to the Securities Purchase Agreement, dated as of February 14, 2007, among the Company and the Purchasers (the “Purchase Agreement”), relating to the purchase of the Common Stock (as defined below), the Purchasers have agreed to purchase from the Company $150,152,076.00 of its common stock, par value $1.00 per share (the “Common Stock”). To induce the Purchasers to purchase the Common Stock, the Company has agreed to provide the registration rights set forth in this Agreement pursuant to Section 2.03(d) of the Purchase Agreement.

The parties hereby agree as follows:

1.    Definitions. Capitalized terms used in this Agreement without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

“Affiliate”: of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement”: This Registration Rights Agreement, as amended from time to time.

“Amendment Effectiveness Deadline Date”: has the meaning set forth in Section 2(f)(i) hereof.

“Applicable Period”: As defined in Section 5(b).

“Blue Sky Application”: As defined in Section 7(a)(i) hereof.

“Business Day”: A day, other than a Saturday or Sunday, that in the City of New York, is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

“Closing Date”: The date of the first issuance of the Common Stock pursuant to the Purchase Agreement.

“Commission”: Securities and Exchange Commission.

“Common Stock”: The shares of the Company’s common stock that are being issued pursuant to the Purchase Agreement.

“Company”: As defined in the preamble hereto.

“Effectiveness Period”: As defined in Section 2(a)(iii) hereof.

“Effectiveness Target Date”: As defined in Section 2(a)(ii) hereof.

“Exchange Act”: Securities Exchange Act of 1934, as amended.

“Holder”: A Person who owns, beneficially or otherwise, Transfer Restricted Securities.

“Indemnified Holder”: As defined in Section 7(a) hereof.

“Liquidated Damages”: As defined in Section 4(a) hereof.

“Liquidated Damages Payment Date”: Each March 31, June 30, September 30 and December 31 following the date on which a Registration Default occurs until all Registration Defaults have been cured.

“Losses”: As defined in Section 7(e) hereof.

“Majority of Holders”: Holders holding over 50% of the Transfer Restricted Securities outstanding.

“NASD”: National Association of Securities Dealers, Inc.

“Notice and Questionnaire”: A written notice executed by the respective Holder and delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A hereto.

“Notice Holder”: On any date, any Holder of Transfer Restricted Securities that has delivered a completed Notice and Questionnaire to the Company on or prior to such date.

“Person”: An individual, partnership, limited liability company, corporation, company, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

“Plan of Distribution”: As defined in Section 5(b).

“Prospectus”: The prospectus included in a Shelf Registration Statement or Subsequent Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

“Purchase Agreement”: As defined in the preamble hereto.

“Purchasers”: As defined in the preamble hereto.

“Record Holder”: With respect to any Liquidated Damages Payment Date, each Person who is a Holder on the 15th day preceding the relevant Liquidated Damages Payment Date.

“Registration Default”: As defined in Section 4(a) hereof.

“Securities Act”: Securities Act of 1933, as amended.

“Shelf Filing Deadline”: As defined in Section 2(a)(i) hereof.

“Shelf Registration Statement”: (i) a registration statement pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission or (ii) a Prospectus filed with respect to an already filed and effective shelf registration statement.

“Subsequent Shelf Registration Statement” has the meaning set forth in Section 2(c) hereof.

“Suspension Notice”: As defined in Section 5(c) hereof.

“Suspension Period”: As defined in Section 5(b)(ii) hereof.

“Transfer Agent”: Wells Fargo Shareowner Services.

“Transfer Restricted Securities”: Each share of Common Stock until the earlier of:

(a)   the date on which such share of Common Stock has been resold pursuant to the Shelf Registration Statement or Subsequent Shelf Registration Statement;

(b)   other than for the purposes of, to the extent applicable thereto, Sections 5 and 7, the date on which such share of Common Stock is transferred in compliance with Rule 144(k) under the Securities Act or may be sold or transferred by a person who is not an affiliate of the Company pursuant to Rule 144(k) under the Securities Act (or any other similar provision then in force) without any volume or manner of sale restrictions thereunder; or

(c)   the date on which such share of Common Stock ceases to be outstanding (whether as a result of repurchase and cancellation or otherwise).

“Underwriter”: Any person deemed to be an Underwriter of Common Stock in connection with an offer or sale thereof under the Shelf Registration Statement.

Unless the context otherwise requires, the singular includes the plural, and words in the plural include the singular.

2.	Shelf Registration.
(a)	The Company shall:

(i)     as promptly as practicable but in no event later than 45 days after the Closing Date (the “Shelf Filing Deadline”), cause to be filed with the Commission a Shelf Registration Statement, which Shelf Registration Statement shall provide for the registration and resales, on a continuous or delayed basis, of all Transfer Restricted Securities, plus any additional shares of Common Stock issued in respect thereof whether by stock dividend, stock split or otherwise, held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof);

(ii)    use its reasonable best efforts to (x) cause the Shelf Registration Statement to be declared (or to otherwise become) effective under the Securities Act by the Commission and (y) prepare and file with the Commission a Prospectus that will be available for resales by the Holders of Transfer Restricted Securities no later than 90 days after the Closing Date (the “Effectiveness Target Date”); and

(iii)   use its reasonable best efforts to keep the Shelf Registration Statement or any Subsequent Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act and by the provisions of Section 5(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Holders of Transfer Restricted Securities and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time, for a period (the “Effectiveness Period”) from the date the Shelf Registration Statement is declared effective by the Commission until the date on which no Transfer Restricted Securities remain outstanding.

(b)   Each Holder that became a Notice Holder by delivering a Notice and Questionnaire at the time of the Closing under the Purchase Agreement shall be named as a selling securityholder in the Shelf Registration Statement and/or a related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Transfer Restricted Securities in accordance with applicable law.

(c)   If the Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Transfer Restricted Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Transfer Restricted Securities), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Transfer Restricted Securities (a “Subsequent Shelf Registration Statement”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable, after such filing and to keep such Shelf Registration Statement (or Subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

(d)   The Company shall supplement and amend the Shelf Registration Statement or Subsequent Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or Subsequent Shelf Registration Statement, if required by the Securities Act or as reasonably requested by any Holder of Transfer Restricted Securities covered by such Shelf Registration Statement or Subsequent Shelf Registration Statement.

(e)   The Company shall cause the Shelf Registration Statement and each Subsequent Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement and each Subsequent Shelf Registration Statement and any such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act, and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(f)    Each Holder (other than any initial Purchaser of Common Stock under the Purchase Agreement) that provides a completed Notice and Questionnaire to the Company pursuant to the Purchase Agreement agrees that, if such Holder wishes to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement or a Subsequent Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(f) and Section 5(b). Each such Holder wishing to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement or a Subsequent Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least ten (10) Business Days prior to any intended distribution of Transfer Restricted Securities under the Shelf Registration Statement or a Subsequent Shelf Registration Statement. From and after the date the Shelf Registration Statement or a Subsequent Shelf Registration Statement is declared effective and the Prospectus contemplated by Section 2(a)(ii)(y) is prepared and filed with the Commission, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered to it, and in any event upon the later of (x) ten (10) Business Days after such date (but no earlier than ten Business Days after effectiveness) or (y) ten (10) Business Days after the expiration of any Suspension Period in effect when the Notice and Questionnaire is delivered or put into effect within five Business Days of such delivery date:

(i)     if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement (or any subsequent Shelf Registration Statement) or prepare and, if required by applicable law, file a Prospectus or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement (or any subsequent Shelf Registration Statement) and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Transfer Restricted Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is forty-five (45) days after the date such post-effective amendment is required by this clause to be filed;

(ii)    provide such Holder copies of any documents filed pursuant to Section 2(f)(i); and

(iii)   notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(f)(i);

provided that if such Notice and Questionnaire is delivered during a Suspension Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Suspension Period in accordance with Section 5(b). Notwithstanding anything contained herein to the contrary, during any period during which the Company is not entitled to file a Prospectus or a supplement to a Prospectus (related to an automatic shelf registration statement) naming new selling security holders, the Amendment Effectiveness Deadline Date shall be extended by up to five Business Days from the expiration of a Suspension Period (and the Company shall incur no obligation to pay Liquidated Damages during such extension) if such Suspension Period shall be in effect on the Amendment Effectiveness Deadline Date.

3.	[Intentionally Omitted.]
4.	Liquidated Damages.
(a)	If:

(i)     the Shelf Registration Statement is not filed with the Commission prior to or on the Shelf Filing Deadline; or

(ii)    the Shelf Registration Statement has not been declared (or does not otherwise become) effective or a Prospectus has not been prepared and filed with the Commission that is available for resales by the Holders of Transfer Restricted Securities, in each case, prior to or on the Effectiveness Target Date or a post-effective amendment required to be filed by Section 2(f) is not declared effective by the applicable Amendment Effectiveness Deadline Date; or

(iii)   after the Shelf Registration Statement has been declared effective, Transfer Restricted Securities may not be disposed of by a Holder as a result of the delivery of a Suspension Notice or the Shelf Registration Statement shall cease for any reason (except as provided in Section 5(b)(ii) hereof) to remain continuously effective, supplemented and amended as required by the Securities Act and by the provisions hereof to the extent necessary to ensure that it(A) is available for resales by the Holders of Transfer Restricted Securities and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced; or

(iv)   the Company fails to comply with Section 6.08 of the Purchase Agreement at any time during the Effectiveness Period;

(each such event referred to in foregoing clauses (i) through (iv), a (“Registration Default”)), the Company hereby agrees to pay damages (“Liquidated Damages”) with respect to the Transfer Restricted Securities for a Registration Default at a per thirty-day rate of 1.00% of the purchase price of the Common Stock under the Purchase Agreement to which such Transfer Restricted Securities relates, which shall accrue daily from the date of such Registration Default with respect to the first thirty-day period or ratable portion of a thirty-day period following the incurrence of a Registration Default, until the date on which (A) all Registration Defaults have been cured, provided however, that in no event will the Liquidated Damages exceed in the aggregate 10.0% of the purchase price of the Common Stock under the Purchase Agreement to which such Transfer Restricted Securities relates; and

(b)   All accrued Liquidated Damages shall be paid in cash in arrears to Record Holders by the Company on each Liquidated Damages Payment Date. Upon the cure of all Registration Defaults relating to any particular share of Common Stock or upon a particular share of Common Stock ceasing to be a Transfer Restricted Security, the accrual of Liquidated Damages with respect to such share of Common Stock will cease.

All obligations of the Company to pay Liquidated Damages set forth in this Section 4 that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

The Liquidated Damages set forth above shall be the exclusive monetary remedy available to the Holders of Transfer Restricted Securities for each Registration Default.

5.	Registration Procedures.

(a)   In connection with the Shelf Registration Statement or Subsequent Shelf Registration Statement, the Company shall comply with all the provisions of Section 5(b) hereof and shall use its reasonable best efforts to effect such registration in accordance with the terms hereof to permit the sale of the Transfer Restricted Securities.

(b)   In connection with the Shelf Registration Statement or Subsequent Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Company shall:

(i)      Subject to any notice by the Company in accordance with this Section 5(b) of the existence of any fact or event of the kind described in Section 5(b)(iv)(D), use its reasonable best efforts to keep the registration statement continuously effective during the Effectiveness Period (in the case of a Shelf Registration Statement or a Subsequent Shelf Registration Statement) or until all securities to be sold thereunder have been sold pursuant to such registration statement (as applicable, the “Applicable Period”); upon the occurrence of any event that would cause the registration statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective or usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Company shall file promptly an appropriate amendment to the registration statement, a supplement to or amendment of the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause any such amendment to be declared effective and the registration statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter.

(ii)    Notwithstanding Section 5(b)(i) hereof, the Company may suspend the effectiveness of the Shelf Registration Statement or any Subsequent Shelf Registration (each such period, a “Suspension Period”) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in good faith that the Company’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or any subsequent Shelf Registration Statement, (ii) the Company has experienced some other material event the disclosure of which at such time, in the good faith judgment of the Company’s board of directors, based upon the advice of counsel, would materially adversely affect the Company, (iii) in the reasonable opinion of the Company’s independent auditors or the counsel for the Company, audited annual, unaudited interim and pro forma financial statements are required to be included in the Prospectus pursuant to the rules and regulations of the Commission and have not been so included, or (iv) the Commission issues a stop order in respect of the Shelf Registration Statement or otherwise prohibits the use of the Prospectus. Upon such suspension, the Company shall give notice to the Holders that the availability of the registration statement is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any Transfer Restricted Securities pursuant to the registration statement until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 5(b)(i) hereof. The Suspension Period shall not exceed an aggregate of 120 days in any 360-day period. The Company shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Suspension Period and no Liquidated Damages shall accrue or be payable with respect to any Suspension Period that does not exceed the number of days specified in the preceding sentence. The Company shall promptly notify the Holders when any Suspension Period with respect to the Shelf Registration Statement has been lifted.

(iii)   (x) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement, the Subsequent Shelf Registration Statement as may be necessary to keep the registration statement effective during the Applicable Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all Common Stock covered by the registration statement during the Applicable Period in accordance with the intended method or methods of distribution by the selling Holders thereof set forth in the registration statement or supplement to the Prospectus; and (y) furnish to each Holder (i) as far as in advance as reasonably practicable before filing the Prospectus or any supplement or amendment thereto, copies of reasonably complete drafts of all such documents proposed to be filed, and provide each such Holder the opportunity to object to any information pertaining to such Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Holder with respect to such information prior to filing the Prospectus or supplement or amendment thereto, and (ii) such number of copies of the Prospectus and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Transfer Restricted Securities covered by such Prospectus.

(iv)   Advise any selling Holder that has provided in writing to the Company a telephone or facsimile number and address for notice, promptly and, if requested by such selling Holder, to confirm such advice in writing (which notice pursuant to clauses (B) through (D) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(A)  when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective,

(B)  of any request by the Commission for amendments to the registration statement or amendments or supplements to the Prospectus or for additional information relating thereto,

(C)  of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the threatening or initiation of any proceeding for any of the preceding purposes, or

(D)  of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the registration statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the registration statement or the Prospectus in order to make the statements therein not misleading.

(v)    If at any time the Commission shall issue any stop order suspending the effectiveness of the registration statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time and will provide to each Holder who is named in the registration statement prompt notice of the withdrawal of any such order.

(vi)   If requested by any selling Holders, promptly incorporate in the registration statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities; provided, however, that nothing herein shall be deemed to require the Company to participate in any underwritten offering of any Transfer Restricted Securities or to include information relating to an underwritten offering in the Plan of Distribution;

(vii) Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or blue sky laws of such jurisdictions in the United States as the selling Holders may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the registration statement; provided, however, that the Company shall not be required (A) to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject, other than service of process for suits arising out of any offering pursuant to the registration statement, or (B) to subject itself to general or unlimited service of process or to taxation in any such jurisdiction if they are not now so subject.

(viii)      Unless any Transfer Restricted Securities shall be in book-entry form only, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and use best efforts to have such Transfer Restricted Securities in such denominations and registered in such names as the Holders may request at least two Business Days before any sale of Transfer Restricted Securities.

(ix)   Subject to Section 5(b)(ii) hereof, if any fact or event contemplated by Section 5(b)(iv)(B) through (D) hereof shall exist or have occurred, use its reasonable best efforts to as promptly as practicable prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(x)    Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the Transfer Agent with certificates for Common Stock.

(xi)   Cooperate and assist in any filings required to be made with the NASD.

(xii) Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act.

(xiii)      Make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the registration statement.

(xiv)      Use its reasonable best efforts to list the Transfer Restricted Securities on the same principal stock exchanges on which securities of the same class of the Company are listed, and thereafter maintain the listing on such exchange of the Transfer Restricted Securities as long as securities of the same class of the Company are so listed.

(xv)  Provide to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, unless such document is available through the Commission’s EDGAR system.

(c)   Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice (a “Suspension Notice”) from the Company of the existence of any fact of the kind described in Section 5(b)(ii) or (iv) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until:

(i)     such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 5(b)(ix) hereof; or

(ii)    such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such Suspension Notice.

(d)   Each Holder agrees by acquisition of a Transfer Restricted Security, that no Holder shall be entitled to sell any of such Transfer Restricted Securities pursuant to a Shelf Registration Statement or Subsequent Shelf Registration Statement, or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a properly completed and signed Notice and Questionnaire (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. The Company may require each Notice Holder of Common Stock to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Common Stock as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably request in writing. Any sale of any Transfer Restricted Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its Plan of Distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its Plan of Distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its Plan of Distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made not misleading. The Company may exclude from such Shelf Registration Statement or Subsequent Shelf Registration Statement the Common Stock of any Holder that unreasonably fails to furnish such information within five Business Days after receiving such request. The Company shall not include in any registration statement any information regarding, relating to, or referring to any Holder or its Plan of Distribution without the approval of such Holder in writing (not to be unreasonably withheld).

6.	Registration Expenses.

All expenses incident to the Company’s performance of or compliance with this Agreement shall be borne by the Company regardless of whether a registration statement becomes effective, including, without limitation:

(a)   all registration and filing fees and expenses (including filings made with the NASD);

(b)   all fees and expenses of compliance with federal securities and state blue sky or securities laws;

(c)   all expenses of printing (including printing of Prospectuses and, if applicable, certificates for the Common Stock) and the Company’s expenses for messenger and delivery services and telephone;

(d)	all fees and disbursements of counsel to the Company;

(e)   all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

(f)    all fees and disbursements of independent certified public accountants of the Company.

The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

7.	Indemnification And Contribution.

(a)   The Company agrees to indemnify and hold harmless each Holder of Transfer Restricted Securities, its directors, officers, and employees, Affiliates and agents and each Person, if any, who controls any such Holder within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Holder”), against any loss, claim, damage, liability or expense, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities), to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

(i)     any untrue statement or alleged untrue statement of a material fact contained in (A) the Shelf Registration Statement or any Subsequent Shelf Registration Statement as originally filed or in any amendment thereof, in any Prospectus, or in any amendment or supplement thereto, or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment or supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a “Blue Sky Application”); or

(ii)    the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading,

and agrees to reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company relating to a Holder by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein.

The Company also agrees to indemnify as provided in this Section 7(a) or contribute as provided in Section 7(e) hereof to Losses (as defined below) of each Underwriter, if any, of

Common Stock registered under a Shelf Registration Statement, any Subsequent Shelf Registration Statement, their directors, officers, employees, Affiliates or agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification of the selling Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(b)(xvi) hereof.

(b)   Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees, Affiliates and agents and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with respect to any material misstatements or omissions in the written information relating to such Holder furnished to the Company by or on behalf of such Holder that has been specifically included in a registration statement. In no event shall any Holder, its directors, officers and employees, Affiliates and agents or any person who controls such Holder be liable or responsible for any amount in excess of the amount by which the proceeds received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement or Subsequent Shelf Registration Statement exceeds the amount paid by such Holder for such Transfer Restricted Securities.

(c)    Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party (i) shall not relieve it from any liability which it may have under paragraphs (a) or (b) of this Section 7 unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve it from any liability which it may have to an indemnified party otherwise than under paragraphs (a) or (b) of this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Holders shall have the right to employ a single counsel to represent jointly the Holders and their officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Holders against the Company under this Section 7 if the Holders seeking indemnification shall have been advised by legal counsel that there may be one or more legal defenses available to such Holders and their respective officers, employees and controlling persons that are different from or additional to those available to the Company, and in that event, the fees and expenses of such separate counsel shall be paid by the Company.

(d)   The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)   If the indemnification provided for in this Section 7 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the aggregate amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively “Losses”) (or action in respect thereof):

(i)     in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), or

(ii)    if the allocation provided by Section 7(e)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in Section 7(e)(i) but also the relative benefits received by the Company from the offering and sale of the Transfer Restricted Securities on the one hand and a Holder with respect to the sale by such Holder of the Transfer Restricted Securities on the other), as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the net proceeds from the offering of the Common Stock purchased under the Purchase

Agreement (before deducting expenses) received by the Company, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Transfer Restricted Securities on the other. The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or written information furnished to the Company by or on behalf of the Holders specifically for use in a registration statement on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (e).

The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute as provided in this Section 7(e) are several and not joint.

(f)    The provisions of this Section 7 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive the sale by a Holder of Transfer Restricted Securities.

8.    Rule 144A and Rule 144. The Company agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

9.	[Intentionally Omitted.]
10.	Miscellaneous.

(a)   Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations hereunder may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely, and that, in the event of any such failure, in addition to being entitled to exercise all rights provided to it herein or in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations hereunder. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)   Actions Affecting Transfer Restricted Securities. The Company shall not, directly or indirectly, take any action that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

(c)    No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(d)   Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders; provided, however, that with respect to any matter that directly or indirectly adversely affects the rights of a Holder or Holders in a manner different than a manner in which it affects the rights of other Holders, the Company shall obtain the written consent of such adversely affected Holders. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and does not directly or indirectly adversely affect the rights of other Holders, may be given by a Majority of Holders, determined on the basis of Common Stock being sold rather than registered under such Shelf Registration Statement.

(e)    Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first class mail (registered or certified, return receipt requested), facsimile transmission, or air courier guaranteeing overnight delivery:

(i)     if to a Holder, at the address set forth on the records of the transfer agent of the Common Stock:

With a copy (which shall not constitute notice) to:

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, NY 10036-4039

Facsimile: 212-858-1500

Attention: Jeffrey Delaney;

With an additional copy (for informational purposes) to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, NY 10022

Facsimile: 212-593-5955

Attention: Eleazer Klein, Esq.; and

(ii)    if to the Company, initially at its address set forth in the Purchase Agreement,

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, Twenty-Second Floor

Los Angeles, California 90071-3132

Facsimile: 213-612-2501

Attention:	Richard A. Shortz, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

(f)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities. The Company hereby agrees to extend the benefit of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

(g)   Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)   Jurisdiction. The Company agrees that any suit, action or proceeding against the Company brought by any Holder, the directors, officers, employees, Affiliates and agents of any Holder, or by any person who controls any Holder, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company hereby appoints Corporation Service Company as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any State or U.S. federal court in The City of New York and County of New York, by any Holder, the directors, officers, employees, Affiliates and agents of any Holder, or by any person who controls any Holder, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect so long as any of the securities remain Transfer Restricted Securities. To the extent that the Company may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law. Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by any Holder, the directors, officers, employees, Affiliates and agents of any Holder, or by any Person who controls any Holder, in any court of competent jurisdiction.

(i)    Common Stock Held by the Company or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its Affiliates (other than subsequent Holders if such subsequent Holders are deemed to be Affiliates solely by reason of their holding of such Common Stock) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(j)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(k)   Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

(l)    Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(m)  Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter

(n)   Form S-3. The Company shall file the Shelf Registration Statement on Form S-3. In the event that Form S-3 is not available for the registration of the resale of the Common Stock hereunder, the Company shall (i) register the resale of the Common Stock on another appropriate form reasonably acceptable to the Holders of a majority of the Common Stock and (ii) undertake to register the Common Stock on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Shelf Registration Statement then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Common Stock has been declared effective by the Commission.

(o)   Notification of Transfer Agent. As promptly as practicable after a Prospectus or supplement thereto for resale of the Transfer Restricted Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Common Stock (with copies to the Holder whose Common Stock is included in such Prospectus or supplement thereto) confirmation that such Prospectus or supplement thereto has been declared effective by the Commission.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

BLACK HILLS CORPORATION
By:	/s/ Mark T. Thies
Name: Mark T. Thies
Title: Executive Vice President & CFO

THE PURCHASERS:

Capital Ventures International

By: Heights Capital Management, Inc.,

its authorized agent

By:   /s/ Martin Kobinger

         Name: Martin Kobinger

Title:  Investment Manager

THE PURCHASERS:

FrontPoint Energy Horizons Fund, L.P.

By: /s/ T.A. McKinney

                By: FrontPoint Energy Horizons Fund GP, LLC

Name:	T.A. McKinney
Title:	Authorized Signatory

THE PURCHASERS:

FrontPoint Utility and Energy Fund, L.P.

By: T.A. McKinney

                By: FrontPoint Utility and Energy Fund GP, LLC

Name:	T.A. McKinney
Title:	Authorized Signatory

THE PURCHASERS:

STEELHEAD INVESTMENTS LTD.

By: /s/J. Baker Gentry, Jr.

By: HBK SERVICES LLC,

Investment Advisor

Name:  J. Baker Gentry, Jr.

Title:  Authorized Signatory

Address for Notice	c/o HBK Services LLC 300 Crescent Court, Suite 700 Dallas, TX 75201 Facsimile: (214) 758-1207

With a copy to:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Attention: Eleazer Klein, Esq.
Facsimile: (212) 593-5955

THE PURCHASERS:

T. Rowe Price Associates, Inc., as
Investment Advisor to, and on behalf of
The Participating Funds in Attachment A

By:  /s/ Andrew M. Brooks

Name: Andrew M. Brooks

Title: Vice President

Address for Notice	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn: Darrell N. Braman Facsimile: (410) 345-6575

THE PURCHASERS:

ZLP Master Opportunity Fund, Ltd.

By:  Zimmer Lucas Capital, LLC, its Investment Manager

By:  /s/ Devin Geoghegan

Name: Devin Geoghegan

Title: Partner

THE PURCHASERS:

ZLP Master Utility Fund, Ltd.

By: Zimmer Lucas Capital, LLC its Investment Manager

By:  Devin Geoghegan

Name:  Devin Geoghegan

Title:  Partner

Annex A

BLACK HILLS CORPORATION

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of securities of Black Hills Corporation (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Transfer Restricted Securities, in accordance with the terms of the registration rights agreement, to be dated as of February 14, 2007 (the “Registration Rights Agreement”), between the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial holder of Transfer Restricted Securities (each a “beneficial owner”), is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Shelf Registration Statement or any Subsequent Shelf Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Transfer Restricted Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement or any Subsequent Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement or any Subsequent Shelf Registration Statement or prior to the preparation of a prospectus that will be available for resales so that such beneficial owners may be named as selling securityholders in such prospectus at the time of effectiveness or at the time such prospectus is filed with the Commission. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement or any Subsequent Shelf Registration Statement or the preparation and filing of the initial prospectus naming the initial selling security holders, the Company will, within ten (10) business days after such receipt, file such amendments to the Shelf Registration Statement or any Subsequent Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Transfer Restricted Securities. The Company has agreed to pay liquidated damages pursuant to the Registration Rights Agreement under certain circumstances set forth therein.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement or any Subsequent Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named

Annex A-1

NY\1241712.9

or not being named as a selling securityholder in the Shelf Registration Statement or any Subsequent Shelf Registration Statement and the related prospectus.

Annex A-2

NY\1241712.9

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Transfer Restricted Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Transfer Restricted Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement or any Subsequent Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made, with the approval of the undersigned, not to be unreasonably withheld, in the Company’s Shelf Registration Statement or any Subsequent Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

If the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

Annex A-3

NY\1241712.9

QUESTIONNAIRE

Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact the General Counsel of the Company at telephone number:

[________________]

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1. Your Identity and Background as the Beneficial Owner of the Transfer Restricted Securities.

(a)	Your full legal name:

        _____________________________________________________________________________________________________________________

(b)             Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address:______________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________

Telephone No.:_________________________________________________________________________________________________________

Fax No.:______________________________________________________________________________________________________________

(c)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

(d)             If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

Annex A-4

NY\1241712.9

For the purposes of this Item 1(d), an “affiliate” of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(e)              Full legal name of person through which you hold the Transfer Restricted Securities — (i.e., name of your broker or the DTC participant, if applicable, through which your Transfer Restricted Securities are held):

Name of Broker: ______________________________________________________________________________________________________________

DTC No.: ___________________________________________________________________________________________________________________

Contact person: ______________________________________________________________________________________________________________

Telephone No.: ______________________________________________________________________________________________________________

2.	Your Relationship with the Company.

(a)              Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

☐ Yes.

☐ No.

(b)             If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

3.	Your Interest in the Transfer Restricted Securities.
(a)	State the type and amount of Transfer Restricted Securities beneficially owned by you:
_________________________________________________________________________________________________________________

State the CUSIP No(s). of such Transfer Restricted Securities beneficially owned by you:

_________________________________________________________________________________________________________________

Annex A-5

NY\1241712.9

(b)             Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?

☐ Yes.

☐ No.

(c)              If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of the Company beneficially owned by you:

Type: ______________________________________________________________________________________________________

Aggregate amount: ___________________________________________________________________________________________

CUSIP No.: __________________________________________________________________________________________________

(d)             Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

☐ Yes.

☐ No.

(e)              At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, direct or indirect, with any person to distribute the securities?

☐ Yes.

☐ No.

(f)              If your response to Item 3(e) above is yes, please describe such agreements or understandings:

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

4.	Nature of your Beneficial Ownership.
(a)	Check if the beneficial owner set forth in your response to Item 1(a) is any of the below:
(i)	A reporting company under the Exchange Act. 
(ii)	A majority owned subsidiary of a reporting company under the Exchange Act. 
(iii)	A registered investment fund under the 1940 Act. 

Annex A-6

NY\1241712.9

(b)             If the beneficial owner of the Transfer Restricted Securities set forth in your response to Item 1(a) above is a limited partnership, state the names of the general partners of such limited partnership:

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

(i) With respect to each general partner listed in Item 4(b) above who is not a natural person and is not publicly-held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

(c)              Name your controlling shareholder(s) (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(i) (A) Full legal name of Controlling Entity(ies) or natural person(s) who have sole or shared voting or dispositive power over the Transfer Restricted Securities:

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

(B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:____________________________________________________________________________________________________________________

Telephone No.: ______________________________________________________________________________________________________________

Fax No.: ___________________________________________________________________________________________________________________

(C) Name of shareholders: ______________________________________________________________________________________________________

_________________________________________________________________________________________________________________

(ii)	(A) Full legal name of Controlling Entity(ies):

Annex A-7

NY\1241712.9

_________________________________________________________________________________________________________________

(B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

Telephone No.: ______________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

Fax No.: ____________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

(iii) Name of shareholders:

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

5.	Short Positions

(A) Do you have an existing short position in the equity securities of the Company?

☐ Yes.

☐ No.

(B) If the answer to (A) is “Yes,” please describe the equity securities involved and the size of the short position.

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

Annex A-8

NY\1241712.9

(C) If the answer to (A) is “Yes” and the short position was created prior to the registration of the Transfer Restricted Securities, the short position may not be closed out with any Transfer Restricted Securities you own.

6. Plan of Distribution.

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item 3 pursuant to the Shelf Registration Statement or Subsequent Shelf Registration Statement only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through Underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through Underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents’ commissions in accordance with the Registration Rights Agreement. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. The Selling Securityholder may pledge or grant a security interest in some or all of the Transfer Restricted Securities owned by it and, if it defaults in the performance of its securited obligations, the pledgees or secured parties may offer and sell the Transfer Restricted Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate the Transfer Restricted Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling securityholder for purposes of this prospectus.

State any exceptions here:

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior written agreement of the Company.

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned beneficial owner and selling securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has

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agreed under certain circumstances to indemnify the undersigned beneficial owner and selling securityholder against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement or Subsequent Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement or Subsequent Shelf Registration Statement remains effective.

All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

By signing below, the undersigned acknowledges that it is the beneficial owner of the Transfer Restricted Securities set forth herein, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York, without giving effect to rules governing the conflict of laws.

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IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

NAME OF BENEFICIAL OWNER:

______________________________________________ (Please Print)

Signature:_______________________________________________________

Date:___________________________________________________________

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND

QUESTIONNAIRE TO BLACK HILLS CORPORATION AS FOLLOWS:

Black Hills Corporation

624 Ninth Street, P.O. Box 1400

Rapid City, SD 57709

Attention: Steven J. Helmers, Esq.

Facsimile: (605) 721-2550

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